SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): January 27, 2004


                          CELLEGY PHARMACEUTICALS, INC.
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             (Exact name of Registrant as specified in its charter)


                                   California
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                 (State or other jurisdiction of incorporation)


         0-26372                                           82-0429727
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       (Commission                                       (IRS Employer
       File Number)                                      Identification No.)


        349 Oyster Point Boulevard, Suite 200
               South San Francisco, CA                           94080
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       (Address of principal executive offices)               (Zip Code)


                                 (650) 616-2200
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              (Registrant's telephone number, including area code)


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          (Former name or former address, if changed since last report)

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ITEM 5:  OTHER EVENTS

         Filed with this report as Exhibit 99.01 is a press release issued by Cellegy Pharmaceuticals, Inc. (the "Company") announcing results of a preliminary analysis of a recently completed Phase 3 clinical trial on Cellegesic(TM) (nitroglycerin ointment, 0.4%) and their plan to file a New Drug Application ("NDA") to the FDA during the second quarter of 2004.

ITEM 7:  FINANCIAL STATEMENTS AND EXHIBITS.

    (a)  Exhibits.

         99.01 Press Release issued by the Registrant dated January 27, 2004.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: January 27, 2004             CELLEGY PHARMACEUTICALS, INC.

                                   By: /s/ A. Richard Juelis
                                       ---------------------
                                   A. Richard Juelis
                                   Vice President, Finance and
                                   Chief Financial Officer